Coal USA June 28, 2006 Exhibit 99.2

Statements in this presentation which are not statements of historical fact are forward-
looking statements within the meaning of the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995.  These forward-looking statements are based on current factual information and certain assumptions which management believes to be reasonable at this time.  The Partnership’s actual current and future results, however, are dependent upon numerous factors outside the control of the Partnership.  These factors, and other applicable risks and uncertainties that could cause actual results to differ materially from projected results, are described more fully in the Partnership’s public periodic and other reports filed with the Securities and Exchange Commission.
Except as required by applicable securities laws, the Partnership undertakes no obligation to update any forward-looking statements at any time in the future.
For additional information, go to the ARLP website at www.arlp.com
FORWARD-LOOKING STATEMENTS

June 28, 2006
Ownership of Alliance Partnerships
(a)  Includes general partner interest held directly in ARLP’s Intermediate Partnership.
__________________
56.7%
L.P.
Interest
42.3% L.P.
Interest
1.98% General
Partner Interest
Alliance Holdings
GP , L.P.
(NASDAQ: AHGP)
59.9 million units outstanding
Alliance Resource
Partners, L.P.
(NASDAQ: ARLP)
36.4 million units outstanding
Public
Unitholders
Public
Unitholders
Management /
Others
1
(a)
IDRs
80.0%
L.P.
Interest
20.0%
L.P.
Interest
Ownership structure provides two ways to invest in Alliance Partnerships
Strong alignment of interests throughout the Alliance Partnerships
Management owns significant interests directly in AHGP and indirectly in ARLP
All unitholders benefit from increased distributions by ARLP

ALLIANCE RESOURCE PARTNERS, L.P.

ALLIANCE HOLDINGS GP, L.P.

ALLIANCE RESOURCE PARTNERS, L.P.

June 28, 2006
(a):Includes value of ARLP general
partner interest / IDR interest as of
June 12, 2006. Net debt as of
March 31, 2006.
5.9%
29.4%
$2,197 mm (a)
$2,067 mm (a)
2.17x
$1.84
$35.06
ARLP
$22.31 Unit Price (6/12/06):
$1,335 mm (b) Equity Market Cap:
(b) As of June 12, 2006
0.0% Net Debt / Net Book Cap:
$1,335 mm (b) Enterprise Value:
$0.74 Distribution:
AHGP NASDAQ Symbol:
0.0% Net Debt / Ent. Value:
1.00x Total Unit Coverage:
Alliance Partnership Profiles
2

June 28, 2006
Benefits of Industry-Leading Distribution Coverage
ARLP’s coverage ratio is among the highest of publicly traded limited partnerships in the energy sector
(a)
Benefits to ARLP and AHGP investors include:
Greater potential for future distribution growth
Capital efficient financing for ARLP organic growth projects
Added stability across operating and pricing environments
(a) Source: public filings.  Coverage calculated as last twelve months (as of 12/31/05) total cash available for distribution divided by current annualized cash distributions.
(b) Coal MLP Index includes NRP and PVR.  Coverage calculated as last twelve months (as of 12/31/05) total cash available for distribution divided by current annualized cash distributions.
(c) Pipeline MLP Index includes APL, BPL, BWP, XTEX, DPM, EEP, EPD, ETP, HLND, HEP, KMP, MMP, MWE, MMLP, NBP, PPX, PAA, SXL, TCLP, TLP, TPP, WPZ and VLI. Coverage calculated as last twelve months (as of 12/31/05) total cash available for distribution divided by current annualized cash distributions.
__________________
2.17x
1.33x
1.02x
ARLP Coal MLP Index Pipeline MLP Index
(b)
(c)
3

Illinois
Indiana
Ohio
Pennsylvania
Maryland
West Virginia
Kentucky
Virginia
1
2
3
4
5
6
7
8
9
10
11
12
12
CURRENT MINING OPERATION
CURRENT MINE DEVELOPMENT PROJECT
FUTURE GROWTH PROJECT
TRANSFER TERMINAL

ALLIANCE RESOURCE PARTNERS, L.P.

– –

June 28, 2006
__________________
ARLP is a diversified producer and
marketer of coal to major U.S. utilities and
industrial users
Fifth largest eastern coal producer and
eleventh largest in the U.S.
(a)
Only publicly-traded master limited
partnership involved in the production and
marketing of coal
At 1/1/06, ARLP had approximately
549.0 million tons of proven and probable
coal reserves in the Illinois Basin, Central
Appalachia and Northern Appalachia
regions
On April 12, 2006, ARLP announced the
acquisition of River View, adding 99.3
million tons of reserves
(a) Source: Platts coal data as of 9/30/05.
(b) Includes value of ARLP general partner interest / IDR interest as of June 12, 2006. Net debt as of March 31, 2006.
Alliance Resource Partners, L.P. Snapshot
Unit Price at 6/12/06: $35.06
Current Annualized Distribution: $1.84
Current Yield: 5.25%
Equity Market Value
(b)
: ~$2,067 mm
Enterprise Value
(b)
: ~$2,197 mm
ARLP Trading Information
4
1
2
3
4
Pattiki Complex
River View Complex
Dotiki Complex
Mount Vernon
Transfer Terminal
5
6
7
8
Warrior Complex
Hopkins Complex
Gibson Complex
Pontiki Complex
9
10
11
12
MC Mining Complex
Tunnel Ridge Complex
Penn Ridge Complex
Mettiki Complex

June 28, 2006
Operations Summary
Northern
Appalachia
15%
Illinois Basin
70%
Central
Appalachia
15%
2005 Production
Northern
Appalachia
31%
Illinois Basin
61%
Central
Appalachia
8%
Reserves - 2005 YE
5
2005 Summary (MM Tons)
Production Reserves Primary Customers
Illinois Basin
Dotiki 4.7 89.5 Seminole; LG&E; TVA
Warrior 4.1 17.8 Synfuel Solutions
Pattiki 2.6 47.6 TVA; Tampa Electric
Hopkins 0.9 64.3 LG&E
Gibson (North) 3.4 35.1 PSI Energy
Gibson (South) - 82.7 -
Region Total 15.7 337.0
Central Appalachia
Pontiki 1.7 18.4 ICG
MC Mining 1.6 22.8 Various
Region Total 3.3 41.2
Northern Appalachia
Mettiki / Mettiki WV 3.3 43.6 Virginia Electric Power
Tunnel Ridge - 70.5 -
Penn Ridge - 56.7 -
Region Total 3.3 170.8
Total Company 22.3 549.0
Including River View Reserves (4/12/06) 642.0

Millions of Tons

$MM (excluding transportation revenue)

$MM

$MM

ALLIANCE RESOURCE PARTNERS, L.P.

June 28, 2006
__________________
Note: EBITDA is a non-GAAP measure defined as income before net interest expense, income taxes and depreciation, depletion and amortization.  See slide 12 for a reconciliation of EBITDA to Net Income.
(a)   Based on the midpoint of management guidance as of April 24, 2006.
Consistent Track Record of Growth at ARLP
18.0
19.2
20.4
22.3
24.4
10.0
15.0
20.0
25.0
2002 2003 2004 2005 2006E
Production
$499.0
$523.2
$623.5
$799.6
$920.0
$0.0
$200.0
$400.0
$600.0
$800.0
$1,000.0
2002 2003 2004 2005 2006E
Revenue
$101.3
$110.3
$145.1
$193.6
$250.0
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
2002 2003 2004 2005 2006E
Cash Flow from Operations
$102.5
$119.0
$147.9
$230.1
$255.0
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
2002 2003 2004 2005 2006E
EBITDA
CAGR: 7.9%
CAGR: 16.5%
CAGR: 25.6%
CAGR: 25.3%
(a) (a)
(a)
6
(a)

June 28, 2006 Positioned for Continued Growth

June 28, 2006 ARLP Organic Growth Opportunities Commodity Prices Growing Scrubber Market New Coal Fueled Power Generating Units Coal to Liquids 7

June 28, 2006
Major Supply Shifts Influenced by Clean Air Act
Source:  MSHA / Platts
8
U.S. Coal Supply
(Million Tons)
Change % Change
1990 1995 2000 2005 90 - '05 90 - '05
Illinois Basin
141 109 87 92 (49) -35%
Northern Appalachia
166 137 140 140 (26) -16%
Central Appalachia
287 272 263 232 (55) -19%
Powder River Basin
199 286 362 430 231 116%
Subtotal
793 804 852 894 101 13%
Other
225 228 224 233 8 4%
TOTAL 1,018 1,032 1,076 1,127 109 11%

NEW YORK
PENNSYLVANIA
WEST VIRGINIA
VIRGINIA
KENTUCKY
TENNESSEE
NORTH CAROLINA
SOUTH CAROLINA
GEORGIA
ALABAMA
ARKANSAS
MISSOURI

ALLIANCE RESOURCE PARTNERS, L.P.

June 28, 2006
Significant Scrubber Market Dynamics
Scrubber Additions -
Announced
Planned
Current and pending
legislation has caused
utilities to add or announce
plans to add scrubbers
which management expects
should lead to additional
market opportunities for
the Illinois Basin and
Northern Appalachian
regions
As utilities execute their
environmental compliance
initiatives, a significant
amount of coal demand
historically supplied from
the Central Appalachian
region should switch to
higher sulfur Illinois Basin
and Northern Appalachian
coal
9
Source:  Company analysis.
__________________

June 28, 2006
ARLP Well Positioned in Scrubber Markets
Current Position
Four mining complexes
currently producing in the
Illinois Basin and one in
Northern Appalachia serving
the scrubbed utility markets
#2 overall producer in the
Illinois Basin
Growing presence with
announced projects in
Northern Appalachia
In 2005, 70% of the 22.3
million tons produced
serviced the high or medium
sulfur markets
Approximately 540 million
tons of “scrubber” quality
coal reserves (high and
medium sulfur)
Recent Contract Agreements
Allegheny Coal Sales Agreement
• New 10 year, 20 million ton
coal supply agreement
commencing with initial
production from Penn Ridge
mine
LG&E Coal Sales Agreement
• New 6 year, 23.5 million ton
coal supply agreement
commencing January 1, 2006
with option to extend
VEPCO Coal Sales Agreement
• New 7 year, 15.8 million ton
coal supply agreement
commencing January 1, 2007
Current Mine Developments
Elk Creek
Mountain View
Van Lear
New Mine Developments
Tunnel Ridge (Permitting in
Progress)
Penn Ridge (Initiating
Permitting Process)
Gibson South (Permitting in
Progress)
River View (Initiating
Permitting Process)
10

June 28, 2006
Large Inventory of Organic Growth Projects
ARLP has a number of significant, near-term development opportunities
11
Tunnel Penn Gibson
Development Project: Ridge Ridge South
Status:
Permitting in
progress
Initiating
permitting process
Permitting in
progress
Expected Development
Cost:
$200 million $165 million $100 million
Anticipated Initial
Production:
2008 - 2009 2009 - 2010 2008 - 2009
Estimated Reserves
(million tons):
70 55 83
Coal Quality: High Sulfur High Sulfur Medium Sulfur
Estimated Annual
Production Capacity
(million tons):
6.0 5.0 3.1
River
View
$110 - $130 million
99
High Sulfur
3.5
2008 - 2009
Initiating
permitting process

June 28, 2006 Summary

June 28, 2006
ARLP EBITDA Reconciliation
EBITDA is defined as income before net interest expense, income taxes and depreciation, depletion and amortization.
Management believes EBITDA is a useful indicator of its ability to meet debt service and capital expenditure requirements and uses EBITDA as a measure of operating performance.  EBITDA should not be considered as an alternative to net income, income from operations, cash flows from operating activities or any other measure of financial performance presented in accordance with generally accepted accounting principles.  EBITDA is not intended to represent cash flow and does not represent the measure of cash available for distribution.  The Partnership's method of computing EBITDA may not be the same method used to compute similar measures reported by other companies, or
EBITDA may be computed differently by the Partnership in different contexts (i.e. public reporting versus computation under financing agreements).
($ in thousands) Year Ended December 31, 2006E
2002 2003 2004 2005 Midpoint
Cash flows provided by operating activities 101,306 $  110,312 $  145,055 $  193,618 $  250,000 $
Reclamation and mine closing (1,365)         (1,341)         (1,622)         (1,918)         (1,800)
Coal inventory adjustment to market                                 (48)                (687)            (488)            (573)            -
Other 1,014          353              (255)            (2,057)         (1,000)
Net effect of changes in operating assets and liabilities (13,714)       (8,240)         (12,405)       26,577        (5,700)
Interest expense 16,360        15,981        14,963        11,816        10,700
Income taxes (1,094)         2,577          2,641          2,682          2,800
EBITDA 102,459 $  118,955 $  147,889 $  230,145 $  255,000 $
Depreciation, depletion and amortization (52,408)       (52,495)       (53,664)       (55,637)       (71,500)
Interest expense (16,360)       (15,981)       (14,963)       (11,816)       (10,700)
Income taxes 1,094          (2,577)         (2,641)         (2,682)         (2,800)
Net income 34,785 $     47,902 $     76,621 $     160,010 $  170,000 $
12

Coal USA June 28, 2006